Subsequent Events	6 Months Ended
Jun. 30, 2021
Disclosure of events after reporting period [text block] [Abstract]
SUBSEQUENT EVENTS

NOTE 7 – SUBSEQUENT EVENTS:

On August 12, 2021, the Company’s board of directors resolved to increase the pool of options available under the Plan to 25% of the Company’s equity, on a fully diluted basis. As a result of the increase, the number of authorized Ordinary Shares available pursuant the Plan was 4,180,898.